SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 23, 2004
(Date of earliest event reported)

USF CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19791	36-3790696
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification Number)
incorporation or organization)

8550 West Bryn Mawr Avenue, Suite 700, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

(773) 824-1000

(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Item 7.	Exhibits.

Exhibit Number	Description
99	News Release, dated May 23, 2004.

Item 9.	Regulation FD Disclosure.
On May 23, 2004, USF Corporation issued a press release set forth on Exhibit 99 announcing that it is shutting down its USF Red Star Inc. subsidiary effective immediately.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

USF CORPORATION
By:	/s/ Richard C. Pagano Richard C. Pagano Senior Vice President, General Counsel & Secretary

Date: May 23, 2004